UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

April 30, 2025
Date of Report (date of earliest event reported)
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On April 30, 2025, upon the recommendation of the Nominating and Governance Committee of the Board of Directors (the “Board”) of Ingevity Corporation (the “Company”), the Board approved: (i) an increase in the size of the Board from nine to eleven members; (ii) the election of Mr. David H. Li and Mr. F. David Segal to fill the vacancies created by the expansion of the Board; and (iii) the election of Mr. Bruce D. Hoechner as Chair of the Board to serve a term of two years ending on the date of the Company’s 2027 Annual Meeting of Stockholders.
Each of Mr. Li and Mr. Segal will serve on the Board until the Company’s 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. Mr. Li will not serve on any committees of the Board. Mr. Segal will serve on the Board’s Audit Committee and Sustainability and Safety Committee.
Mr. Li, age 52, has more than 25 years of experience in the specialty materials industry. Mr. Li currently serves as the Company’s President and Chief Executive Officer, a position he has held since joining the Company on April 7, 2025. Prior to joining the Company, Mr. Li served as Chief Executive Officer and President, and as a member of the board of directors, of CMC Materials, Inc. (“CMC”), a global supplier of advanced materials focused on the semiconductor and energy industries, from 2015 until CMC’s sale to Entegris, Inc. in 2022. From 2008 through 2014, Mr. Li served as CMC’s Vice President of the Asia Pacific Region. Prior to that role, Mr. Li served in various leadership roles throughout CMC’s business since joining CMC in 1998, including in the areas of product line management, operations, supply chain and investor relations. Mr. Li received a B.S. in chemical engineering from Purdue University and an M.B.A. from Northwestern University.
Mr. Segal, age 55, served as Vice President of Investment Excellence for International Paper Company from February 2021 to January 2025. In this role, Mr. Segal led the Company’s initiatives in creating shareholder value, including capital allocation, corporate strategy, investments, and operating performance. Prior to joining International Paper Company, Mr. Segal served as Portfolio Manager of the Franklin Mutual Series Fund from 2002 to December 2020. Mr. Segal previously served as a director of International Automotive Components Group, a leading global auto parts supplier, from 2006 to 2019. Mr. Segal received a B.A. from the University of Michigan and an M.B.A. from New York University’s Stern School of Business. He holds the Chartered Financial Analyst professional designation.
Mr. Segal was appointed to the Board pursuant to the Cooperation Agreement by and among the Company, Vision One Fund, LP, and the other persons party thereto dated as of March 30, 2025, and filed with the U.S. Securities and Exchange Commission (“SEC”) as Exhibit 10.1 to the Company’s Current Report on Form 8-K on March 31, 2025. There are no other arrangements or understandings between either Mr. Li or Mr. Segal and any other person pursuant to which either Mr. Li or Mr. Segal were elected as directors, and there are no transactions involving either Mr. Li or Mr. Segal and the Company that would be required to be reported under Item 404(a) of Regulation S-K.
Mr. Segal will receive compensation in accordance with the Company’s non-employee director compensation practices described under the “Director Compensation” section of the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 20, 2025 (the “2025 Proxy Statement”). As President and Chief Executive Officer of the Company, Mr. Li will not receive any compensation for his service on the Board.
As described below under Item 5.07, the Company’s stockholders approved the Ingevity Corporation 2025 Omnibus Incentive Plan (the “2025 Omnibus Plan”) on April 30, 2025, which had been previously approved by the Board subject to stockholder approval. A description of the material terms of the 2025 Omnibus Plan is set forth under the heading “Proposal 4—Approval of Ingevity Corporation 2025 Omnibus Incentive Plan” in the 2025 Proxy Statement, which description is hereby incorporated into this Item 5.02 by reference. The description of the material terms of the 2025 Omnibus Plan is qualified in its entirety by reference to the full text of the 2025 Omnibus Plan as referenced in Exhibit 10.1 to this Current Report on Form 8-K and hereby incorporated into this Item 5.02 by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On April 30, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders voted on the four proposals identified below. Each of the proposals is described in more detail in the 2025 Proxy Statement.
There were 36,439,270 shares of the Company’s common stock issued and outstanding on the record date and entitled to vote at the Annual Meeting, and 34,269,637 shares (94.05%) were represented in person or by proxy at the Annual Meeting, which number constituted a quorum.
The final voting results for each proposal voted upon at the Annual Meeting are described below.

1.Election of the nine (9) director nominees listed below, each for a one-year term or until his or her successor is duly elected and qualified:

	FOR	WITHHELD
Jean S. Blackwell	31,400,157	1,103,298
Luis Fernandez-Moreno	31,606,973	895,057
Diane H. Gulyas	31,530,397	971,329
Bruce D. Hoechner	31,017,612	1,484,387
Frederick J. Lynch	31,637,415	864,515
Karen G. Narwold	31,667,400	834,037
Daniel F. Sansone	31,638,874	862,921
J. Kevin Willis	31,744,500	757,053
Benjamin G. (Shon) Wright	31,664,710	837,333
2.Approval, on a non-binding, advisory basis, of the compensation of the Company's named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
29,606,407	2,894,859	25,909	1,742,462
3.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2025.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
34,090,488	161,827	17,322	0
4.Approval of the Ingevity Corporation 2025 Omnibus Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
29,936,951	2,567,359	22,866	1,742,461

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Ingevity Corporation 2025 Omnibus Incentive Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 20, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ RYAN C. FISHER
Ryan C. Fisher
Senior Vice President, General Counsel and Secretary
Date: May 1, 2025